UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2007
OPLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31581 (Commission File Number)	77-0411346 (I.R.S. Employer Identification No.)
46335 Landing Parkway
Fremont, California 94538
(Address of principal executive offices) (Zip code)
(510) 933-7200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 22, 2007, Oplink Communications, Inc. (“Oplink”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with The Furukawa Electric Co., Ltd. (“Furukawa”). Pursuant to the Purchase Agreement, Oplink has agreed to purchase and Furukawa agreed to sell 66,000,000 shares of common stock of Optical Communication Products, Inc. (“OCP”). A copy of the press release issued by Oplink on April 23, 2007, concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated by reference herein. A copy of the Purchase Agreement is filed herewith as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement between Oplink Communications, Inc. and The Furukawa Electric Co., Ltd, dated April 22, 2007.

99.1	Press Release issued by Oplink Communications, Inc., dated April 23, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.
Date: April 23, 2007	By:	/s/ Bruce D. Horn
		Name:	Bruce D. Horn
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement between Oplink Communications, Inc. and The Furukawa Electric Co., Ltd. dated April 22, 2007.

99.1	Press Release issued by Oplink Communications, Inc., dated April 23, 2007